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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 15, 2016 (July 15, 2016)

Arbor Realty Trust, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND (STATE OF INCORPORATION)
001-32136 (COMMISSION FILE NUMBER)	20-0057959 (IRS EMPLOYER ID. NUMBER)
333 Earle Ovington Boulevard, Suite 900 Uniondale, New York (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	11553 (ZIP CODE)
(516) 506-4200 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

        Attached hereto as Exhibit 99.1 are the audited combined balance sheets for the Carve-Out Agency Business of Arbor Commercial Mortgage, LLC and Subsidiaries, as of December 31, 2015 and December 31, 2014, and the related audited combined statements of income, changes in invested equity and cash flows for each of the three years in the period ended December 31, 2015.

        Attached hereto as Exhibit 99.2 are the unaudited combined balance sheet for the Carve-Out Agency Business of Arbor Commercial Mortgage, LLC and Subsidiaries, as of March 31, 2016, the related unaudited combined statements of income and cash flows for the three months ended March 31, 2016 and 2015, and the unaudited combined statement of changes in invested equity for the three months ended March 31, 2016.

        Attached hereto as Exhibit 99.3 are the unaudited pro forma consolidated balance sheet of Arbor Realty Trust, Inc. (the "Company") as of March 31, 2016 and the unaudited pro forma consolidated statements of income of the Company for the three months ended March 31, 2016 and the year ended December 31, 2015, in each case reflecting the Company's acquisition of the Agency Business of Arbor Commercial Mortgage, LLC and Subsidiaries (the "ACM Agency Business Acquisition").

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits

Exhibit Number	Exhibit
23.1	Consent of Grant Thornton LLP.
99.1	Audited Combined Financial Statements for the Carve-Out Agency Business of Arbor Commercial Mortgage, LLC and Subsidiaries as of December 31, 2015 and 2014 and for the Three Years Ended December 31, 2015.
99.2	Unaudited Combined Financial Statements for the Carve-Out Agency Business of Arbor Commercial Mortgage, LLC and Subsidiaries for the Three Months Ended March 31, 2016.
99.3	Unaudited Pro Forma Consolidated Financial Information of the Company for the ACM Agency Business Acquisition.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.
By:	/s/ PAUL ELENIO Name: Paul Elenio Title: Chief Financial Officer

Date: July 15, 2016

 EXHIBIT INDEX

Exhibit Number	Exhibit
23.1	Consent of Grant Thornton LLP.
99.1	Audited Combined Financial Statements for the Carve-Out Agency Business of Arbor Commercial Mortgage, LLC and Subsidiaries as of December 31, 2015 and 2014 and for the Three Years Ended December 31, 2015.
99.2	Unaudited Combined Financial Statements for the Carve-Out Agency Business of Arbor Commercial Mortgage, LLC and Subsidiaries for the Three Months Ended March 31, 2016.
99.3	Unaudited Pro Forma Consolidated Financial Information of the Company for the ACM Agency Business Acquisition.

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  Item 8.01 Other Events
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX